Exhibit 10.49

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

Amendment No. 2 Effective Date: 2/1/05

MCl’s Initials:

AMENDMENT NO. 2

This Amendment No. 2 (the “Amendment No. 2”) is made as of the Amendment No. 2 Effective Date (as defined in Section 1 below and set forth above), to that certain Network Services Agreement (the “NSA”) dated January 1, 2004, by and between MCI WORLDCOM Network Services, Inc. (“MCI”) and America Online, Inc. (“AOL”). In the event of any conflict between the terms of the NSA, any applicable Attachment, the Amendment No. 1, and the terms of this Amendment No. 2, the terms of this Amendment No. 2 shall control. The NSA, all applicable Attachment(s), the Amendment No. 1, and this Amendment No. 2 shall collectively be referred to as the “Agreement”. Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein.

In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	AMENDMENT NO. 2 EFFECTIVE DATE. This Amendment No. 2 will be effective as of the “Amendment No. 2 Effective Date” shown above. The Amendment No. 2 Effective Date must be filled in and initialed by MCl’s Contract Management Department and will be established following the execution of this document by both parties.

2.	TOLL FREE ROTARY ON THE SHARED DIAL ACCESS NETWORK (DAN). Commencing on the Amendment No. 2 Effective Date, and notwithstanding anything to the contrary in the Agreement, the following new Section 4.6 will be added to the NSA:

4.6 Toll Free Rotary on the Shared Dial Access Network. MCI will provide AOL with access to shared (non-dedicated) toll free rotaries on the Dial Access Network (DAN) at the rate of [****] per [****] for usage. MCI will implement access for AOL’s NPA-NXXs within [****] of receipt of AOL’s list of NPA-NXXs; provided, however, that MCI reserves the right to phase in available access if necessary in order to avoid blockage and does not guarantee capacity. In such cases, AOL agrees to prioritize its list of NPA-NXXs. [****]. AOL agrees to a usage commitment of [****] over a three-month period between January 1, 2005 and March 31, 2005 (the “Usage Commitment”). Following the end of the Usage Commitment period (March 31, 2005), MCI shall determine if actual usage was below the Usage Commitment of [****]. If a shortfall exists, MCI shall bill AOL for the difference of hours between the actual usage and the Usage Commitment within sixty (60) days of the end of the Usage Commitment period. [****]

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3.	OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Term and any extensions thereof.

IN WITNESS WHEREOF, the parties have entered into this Amendment No. 2 as of the Amendment No. 2 Effective Date set forth above.

AMERICA ONLINE, INC.		MCI WORLDCOM NETWORK SERVICES, INC.

By:	/s/ Frank Ambrose	By:	/s/ John J. Nunziata
	(Signature)		(Signature)

	Frank Ambrose		John J. Nunziata
	(Print Name)		(Print Name)

	V.P.		Vice President
	(Title)		(Title)

	1/27/05		1/28/05
	(Date)		(Date)

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